Exhibit 10.2

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE FORM AND SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

TREES CORPORATION

WARRANT TO PURCHASE SHARES OF COMMON STOCK

Effective Date: November 8, 2024

Expiration Date: November 15, 2029

No. TCORPW-1

TREES CORPORATION, a Colorado corporation (the “Company”), for value received, hereby certifies that TCM Tactical Opportunities Fund II LP, or its registered assigns (the “Holder”), is entitled to purchase from the Company, at the Exercise Price, 2,500,000 shares of the duly authorized, validly issued, fully paid and nonassessable shares the Company’s common stock with a par value of $0.001 (“Common Stock”), at any time or from time to time prior to 11:59 P.M., New York City time, on the Expiration Date, all subject to the terms, conditions and adjustments set forth below.

This Warrant is one of a series of warrants of like tenor that have been issued in connection with the Company’s private offering solely to accredited investors of senior secured convertible promissory notes and warrants in accordance with, and subject to, the terms and conditions described in the Securities Purchase Agreement between the Holder and the Company, as the same may be amended and supplemented from time to time (the “Purchase Agreement”). This Warrant is entitled to the benefits of the Purchase Agreement and is also subject to the obligations imposed by the Purchase Agreement, including as it relates to any restrictions on transfer of ownership of this Warrant.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in the Purchase Agreement.

1. Definitions. As used herein, unless the context otherwise requires, the following terms shall have the meanings indicated:

“Acquisition” shall mean any sale or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company’s securities before the transaction beneficially own less than thirty percent (30%) of the outstanding voting securities of the surviving entity after the transaction.

“Business Day” shall mean any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed. Any reference to “days” (unless Business Days are specified) shall mean calendar days. In any circumstance where a date of determination under this Warrant falls on a date that is not a Business Day, it shall be deemed to be the next Business Day.

“Common Stock” shall have the meaning assigned to it in the introduction to this Warrant, such term to include any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

“Company” shall have the meaning assigned to it in the introduction to this Warrant, such term to include any corporation or other entity which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 4.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

“Exercise Price” in respect of any Warrant Share shall mean the product of (i) the average of the per share price of the Common Stock for the ten (10) trading days immediately preceding the Effective Date as reported on the OTCQB multiplied by (ii) 1.25, subject to adjustment and readjustment from time to time as provided in Section 3, and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 3.

“Expiration Date” shall mean the date set forth on the first page hereto, subject to Section 4.

“Person” shall mean any individual, firm, partnership, corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations thereunder, or any successor statute.

“Warrant Shares” shall mean the number of shares of Common Stock that can be purchased upon exercise of this Warrant.

2. Exercise of Warrant.

2.1 Manner of Exercise; Payment of the Exercise Price.

(a) This Warrant may be exercised by the Holder hereof, in whole or in part, at any time or from time to time prior to the Expiration Date, by surrendering to the Company at its principal office, this Warrant, with the form of Election to Purchase Shares attached hereto as Exhibit A, duly executed by the Holder and accompanied by payment of the Exercise Price for the number of shares of Common Stock specified in such form.

(b) Payment of the Exercise Price shall be made in United States currency by cash or delivery of a check payable to the order of the Company or by wire transfer to the Company.

2.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to, and the Exercise Price shall have been received by, the Company and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise shall be deemed to have become the holder or holders of record thereof for all purposes.

2.3 Delivery of Stock Certificates, Etc.; Charges, Taxes and Expenses.

(a) As soon as practicable after each exercise of this Warrant, in whole or in part, the Company shall cause to be issued in such denominations as may be requested by the Holder in the Election to Purchase Shares, in the name of and delivered to the Holder or, subject to applicable securities laws, as the Holder may direct, the following:

(i) a certificate or certificates for the number of Warrant Shares to which the Holder shall be entitled upon such exercise plus, if applicable, in lieu of issuance of any fractional share to which the Holder would otherwise be entitled, a Company check pursuant to Section 7.5, and

(ii) in case such exercise is for less than all of the Warrant Shares a new Warrant or Warrants of like tenor, covering the balance of the Warrant Shares.

(b) Issuance of Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue tax or other incidental expense, in respect of the issuance of such certificates, all of which such taxes and expenses shall be paid by the Company; provided, however, the Holder shall pay any applicable transfer or similar tax resulting from the issuance of Warrant Shares to any Person other than the Holder.

3. Adjustment to Exercise Price and Warrant Shares Upon Stock Dividends, Splits or Combination of Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock to those issued and outstanding as of the date hereof, either as a dividend or other distribution on the outstanding Common Stock, or otherwise (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 3. The number of Warrant Shares that the Holder shall thereafter, be entitled to receive on the exercise hereof as provided in Section 2, shall be adjusted to a number determined by multiplying the number of Warrant Shares that would otherwise (but for the provisions of this Section 3) be issuable on such exercise by a fraction of which the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 3) be in effect, and the denominator is the Exercise Price in effect on the date of such exercise.

4. Acquisition of Company. In the event of a proposed Acquisition of the Company, the Company shall provide the Holder with all information with respect to the Acquisition that is otherwise provided to shareholders of the Company at such time and from time to time during the pendency of the Acquisition, including (but not limited to) the proposed closing date (the “Proposed Closing Date”) and the proposed price to be paid in the proposed Acquisition. The Company shall provide the Holder with such information no less than fifteen (15) days prior to the Proposed Closing Date. The Holder shall have the right to exercise this Warrant in accordance with Section 2 no less than five (5) days prior to the closing date with respect to the proposed Acquisition; if the Warrant is not exercised on or before the fifth (5th) day preceding the closing date with respect to the proposed Acquisition, then the Warrant shall expire upon the occurrence of the closing of the Acquisition.

5. Certificate as to Adjustments. In each case of any adjustment or readjustment pursuant to Section 3, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate, signed by the Chief Financial Officer, or Corporate Secretary of the Company, setting forth such adjustment or readjustment (including but not limited to the Exercise Price and number of Warrant Shares purchasable hereunder after giving effect to such adjustment or readjustment) and showing in reasonable detail the method of calculation thereof. Such certificate shall constitute an amendment to this Warrant and shall be delivered to the Holder in the manner provided in Section 8. Upon request of the Holder, the Company shall issue a new Warrant that reflects the terms of any such adjustment or readjustment reflected in any such certificate issued hereunder.

Regardless of any adjustment or readjustment in the Exercise Price or the number of Warrant Shares or other securities actually purchasable under the Warrant (or the issuance of any certificate with respect thereto pursuant to this Section 5), any Warrant may continue to express the Exercise Price and the number of Warrant Shares purchasable under the Warrant as the price and number of shares were expressed on the Warrant when initially issued, subject to the Holder’s rights hereunder to exchange the Warrant for a new Warrant that reflects the terms of any such adjustment or readjustment.

6. Reservation of Stock, Etc. The Company shall at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, 100% of the number of Warrant Shares from time to time issuable upon exercise of all Warrants at the time outstanding. All Warrant Shares issuable upon exercise of any Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof, and, in the case of all securities, shall be free from all taxes, liens, security interests, encumbrances, preemptive rights and charges, except for the payment of applicable transfer or similar taxes by the Holder upon issuance to a Person other than the Holder. Subsequent to the Expiration Date, no shares of stock need be reserved in respect of any unexercised portion of this Warrant.

7. Registration and Transfer of Warrants, Etc.

7.1 Warrant Register; Ownership of Warrants. Each Warrant issued by the Company shall be numbered and shall be registered in a warrant register (the “Warrant Register”) as it is issued and transferred, which Warrant Register shall be maintained by the Company at its principal office or, at the Company’s election and expense, by a warrant agent or the Company’s Transfer Agent. The Company shall be entitled to treat the registered Holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person, and shall not be affected by any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes. A Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

7.2 Transfer of Warrants and Compliance with Securities Laws.

(a) Neither this Warrant nor any interest therein may be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the Holder and the transferee or assignee thereof. Subject to such compliance, this Warrant and all rights hereunder are transferable in whole or in part, without charge to the Holder hereof, upon surrender of this Warrant with a properly executed Form of Assignment, attached hereto as Exhibit B, at the principal office of the Company. Upon any partial transfer, the Company shall at its expense issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were not so transferred and to the transferee a new Warrant of like tenor, in the name of the transferee, which shall be exercisable for such number of shares of Common Stock with respect to which rights under this Warrant were so transferred.

(b) The Holder, by acceptance of this Warrant, acknowledges that neither this Warrant nor the Warrant Shares have been registered under the Securities Act and represents and warrants to the Company that this Warrant is being acquired for investment and not for distribution or resale, solely for Holder’s own account and not as a nominee for any other person, and that Holder will not offer, sell, pledge or otherwise transfer this Warrant or any Warrant Shares except (i) in compliance with the requirements for an available exemption from the Securities Act and any applicable state securities laws, or (ii) pursuant to an effective registration statement or qualification under the Securities Act and any applicable state securities laws.

7.3 Registration Rights. The Holder shall be entitled to the rights and subject to the obligations set forth in Article IV of the Purchase Agreement.

7.4 Replacement of Warrants. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender of such Warrant to the Company at its principal office and cancellation thereof, the Company at its expense shall execute and deliver, in lieu thereof, a new Warrant of like tenor.

7.5 Fractional Shares. Notwithstanding any adjustment pursuant to Section 3, if the Common Stock shall be listed on a national securities exchange, the Company then shall not be required to issue fractions of shares upon exercise of this Warrant or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Company then shall make payment to the Holder of an amount in cash equal to such fraction multiplied by the closing bid price on the principal trading market of a share of Common Stock on the date of exercise of this Warrant.

8. Notices. Any notices, consents, waivers or other communications required or permitted to be given hereunder must be in writing and will be deemed to have been given (i) upon receipt, when delivered personally or via email to the email address designated below; (ii) three days after being sent by U.S. certified mail, return receipt requested; or (iii) one day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

TREES Corporation

215 Union Boulevard, Suite 415

Lakewood, CO 80228

Attention: David R. Fishkin, General Counsel

dfishkin@treescann.com

If to the Holder:

TCM Tactical Opportunities Fund II, LP

4 International Drive, Suite 230

Rye Brook, NY 10573

Attention: Douglas Troob

dtroob@troobcapital.com

Each party shall provide five (5) days’ prior written notice to the other party of any change in address. Notwithstanding the foregoing, the exercise of this Warrant shall be effective in the manner provided in Section 2.

9. Amendments. This Warrant and any term hereof may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, except by written instrument duly executed by the party against which enforcement of such amendment, modification, supplement, termination or consent to departure is sought.

10. Descriptive Headings, Etc. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Warrant otherwise requires: (a) words of any gender shall be deemed to include each other gender; (b) words using the singular or plural number shall also include the plural or singular number, respectively; (c) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Warrant shall refer to this Warrant as a whole and not to any particular provision of this Warrant, and Section and paragraph references are to the Sections and paragraphs of this Warrant unless otherwise specified; (d) the word “including” and words of similar import when used in this Warrant shall mean “including, without limitation,” unless otherwise specified; (e) “or” is not exclusive; and (f) provisions apply to successive events and transactions.

11. Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Colorado (without giving effect to the conflict of laws principles thereof).

12. Judicial Proceedings. Any legal action, suit or proceeding brought against the Company with respect to this Warrant may be brought in any court located in Denver County, State of Colorado, and by execution and delivery of this Warrant, the Company hereby irrevocably and unconditionally waives any claim (by way of motion, as a defense or otherwise) of improper venue, that it is not subject personally to the jurisdiction of such court, that such courts are an inconvenient forum or that this Warrant or its subject matter may not be enforced in or by such court.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be issued as of the Effective Date.

TREES CORPORATION

By:
	Name:	Adam Hershey
	Title:	Interim Chief Executive Officer

EXHIBIT A

TREES CORPORATION

ELECTION TO PURCHASE SHARES

The undersigned hereby irrevocably elects to purchase shares of Common Stock, (“Common Stock”), of TREES CORPORATION (the “Company”) by exercising the warrant (the “Warrant”) dated ___ __, 20__ and issued to the undersigned, and hereby makes payment of $__ therefor. The undersigned hereby requests that the certificate(s) for such shares and payment for fractional shares be issued and made as follows:

ISSUE/PAY TO:

(NAME)

(ADDRESS, INCLUDING ZIP CODE)

(SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:

(NAME)

(ADDRESS, INCLUDING ZIP CODE)

If the number of shares of Common Stock purchased hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not so purchased be issued and delivered as follows:

ISSUE/PAY TO:

(NAME)

(ADDRESS, INCLUDING ZIP CODE)

(SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:

(NAME)

(ADDRESS, INCLUDING ZIP CODE)

In order to induce the Company to give instructions to its transfer agent to issue the shares of Common Stock being purchased upon exercise of the Warrant, the undersigned hereby represents and warrants that the undersigned is an “accredited investor” as that term is defined in Regulation D under the Securities Act of 1933, as amended.

[Signature page follows]

*	If other than the Holder specified on the Warrant delivered with this Election to Purchase Shares, the transfer is subject to compliance with applicable securities laws and the payment by the Holder of any applicable transfer or similar taxes.

[Signature Page to Election to Purchase Shares]

Individual(s):

Signature (exactly as name appears on stock certificate(s) tendered)	Signature of spouse, joint tenant, tenant in common, or other required signature

Print or type name	Print or type name

Entity:

Print or type name of entity (exactly as name appears on stock certificate(s) tendered)

By:

Name:

Title:

(Unless waived by the Company, all signatures must be guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guarantee program.)

EXHIBIT B

ASSIGNMENT

FOR VALUE RECEIVED, and subject to compliance with applicable securities laws and payment of any applicable transfer taxes, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase Common Stock of TREES CORPORATION (the “Company”) represented by the Warrant dated

______________, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Warrant Shares

and does hereby irrevocably constitute and appoint any officer of the Company to make such transfer on the books of the Company maintained for that purpose, with full power of substitution in the premises.

Date:

(Unless waived by the Company, all signatures must be guaranteed by an eligible guarantor institution that is a member of a recognized medallion signature guaranty program.)